Discussion Materials October 14, 2020 Exhibit 99.1

Legal Disclaimer Important Information This presentation is strictly confidential and has been prepared by Peabody Energy Corporation (“Peabody” or the “Company”) solely for informational purposes. Recipients of this presentation may not reproduce, disclose or otherwise redistribute, in whole or in part, this presentation or its contents to any other person. In addition, references to this presentation shall be deemed to include any information that has been or may be supplied in writing or orally in connection herewith or in connection with any further inquiries. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of Peabody or any of its subsidiaries. If a transaction follows, it will be made only in reliance on applicable exemptions from the registration requirements under the U.S. Securities Act of 1933. The distribution of this presentation and any offering, purchase or sale of securities that may be issued by Peabody or any of its subsidiaries in certain jurisdictions is restricted by law, and no such offer or solicitation is being made in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. Persons into whose possession this presentation may come are required by the Company to comply with all applicable laws and regulations in effect in any jurisdiction in or from which it invests or receives or possesses this presentation. This presentation also contains non-GAAP financial measures. The Company has provided a reconciliation of such non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with U.S. GAAP in the Appendix to this presentation. Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of applicable securities laws. Forward-looking statements are based on management’s beliefs and assumptions and can be identified by the fact that they do not relate strictly to historical or current facts. All statements that reflect information or predictions regarding the operating performance of the Company or its subsidiaries, or other events or other developments that may occur in the future, are forward-looking statements. Such forward-looking statements may include, but are not limited to, actions relating to strategic financing alternatives, liquidity, capital structure, demand for the Company’s products, estimates of sales targets, cost savings, capital expenditures, other expense items, market share, industry volume, other financial items, descriptions of management’s plans or objectives for future operations and descriptions of assumptions underlying any of the above. All forward-looking statements are based on information currently available to management, speak only as of the date they are made and are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements, including the factors that are described in Peabody’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020. Peabody disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law.

Table of Contents Executive Summary Situation Overview Overview of the Wilpinjong Drop-Down Business Update & Financial Forecast Proposed Transaction Appendix

I.Executive Summary

Executive Summary Peabody Energy Corporation (“Peabody” or the “Company”) is seeking to enter into a Transaction Support Agreement (“TSA”) with its Revolving Credit Facility (“RCF”) Lenders, holders of Senior Secured Notes due 2022 (the “2022 Notes”), and sureties that will extend maturity runway, relieve covenant pressure, and stabilize the Company’s liquidity outlook Peabody reported its Q2’20 earnings on August 5, 2020; the quarter was marked by significant challenges and depressed results associated with substantially lower demand both in the U.S. domestic and seaborne markets amidst the COVID-19 pandemic, as well as weak seaborne metallurgical and thermal pricing, among other factors Current projections indicate a slow seaborne market recovery over the next 12 months, with future demand impacted by economic conditions and public policy related to the COVID-19 pandemic in key demand centers The disruption in coal markets exacerbated certain near-term challenges faced by the Company, including (i) tightening financial maintenance covenant headroom on its RCF, (ii) the maturity of $459 million principal amount of 2022 Notes in March 2022, and (iii) liquidity pressure and increasing collateral calls from sureties Sureties have requested hundreds of millions of dollars in additional collateral in 2020 and have the right to request 100% collateralization at any time To facilitate a potential debt-for-debt exchange transaction, the Company designated its Wilpinjong mine and related entities as unrestricted subsidiaries on August 4, 2020 Wilpinjong is a first-quartile seaborne thermal mine (which also makes significant sales to a domestic customer) and is the Company’s most valuable mining complex Peabody projects that the mine will generate substantial free cash flow in the near- and long-term that can be used to support debt service on structurally senior debt issued at the unrestricted subsidiary group Additionally, as part of the broader drop-down transaction, the Company transferred $100 million of cash to the group that was later designated as unrestricted subsidiaries to provide operating liquidity and address Wilpinjong’s capital needs over the next 12 months Against this backdrop, Peabody is seeking to work with its 2022 Noteholders, RCF Lenders and sureties to effectuate a holistic transaction that provides for maturity extensions and covenant relief, while maintaining sufficient operating liquidity for the Company over the long-term

II.Situation Overview

Company Overview

($ and tons in millions)

Peabody

Business Description

- **Peabody is a leading global coal miner, with interests in 18 mining operations across the U.S. and Australia**
  - Peabody has 4.1 billion tons of proven and probable coal reserves, with thermal and metallurgical coal accounting for 78% and 22% of total reserves, respectively
- **In 2019, Peabody produced and sold ~165 million tons of coal**
  - Thermal coal accounted for roughly 75% of the Company's revenues and 95% of tons sold, respectively
- **The Company's operations are divided into 4 key segments: (i) Seaborne Thermal, (ii) Seaborne Metallurgical, (iii) Powder River Basin, and (iv) Other U.S. Thermal (which includes the former Midwest and Western segments)**
  - All mines in the United States produce thermal coal, with the exception of Shoal Creek which is a met coal producer (acquired in September 2018)
  - In Australia, thermal and metallurgical coal account for ~58% and ~42% of FY'19 revenue and ~77% and ~23% of FY'19 tons sold, respectively
- **Headquartered in St. Louis, Missouri, the Company had ~5,400 employees as of June 30, 2020**

Business Mix (FY'19)

Revenue by Region



Seaborne Thermal 21%
Seaborn e Met. 23%
PRB 27%
Other U.S. Thermal 29%

Tons Sold by Region



Seaborne Thermal 19.5
Seaborne Met. 8.1
PRB 108.1
Other U.S. Thermal 27.9

1. Excludes tons sold under the "Corporate & Other" segment.

Operational and Financial Summary



OPERATING PERFORMANCE
189.1
184.0
163.6
147.0
62.4
$29
$30
$28
$25
$20
$22
$21
$21
$24
$21
2017A
2018A
2019A
LTM
YTD
Tons Sold [1]
Avg. Revenue per Ton
Avg. Cash Cost per Ton



REVENUE ($mm)
$5,579
$5,582
$4,623
$3,697
$1,473
2017A
2018A
2019A
LTM
YTD



ADJUSTED EBITDA ($mm)
$1,494
$1,388
$883
$459
$60
27%
25%
19%
12%
4%
2017A
2018A
2019A
LTM
YTD
Total EBITDA
EBITDA Margin

7

Portfolio Review Asset Map Reserve Summary in million short tons H:\! GRAPHICS\! MAPS\Map Projects\Griffin Over\2020-07-28\Peabody US Assets.ai, Peabody AUS Assets.ai 1 1 Peabody’s share of production and reserves, and coal quality metrics are presented on a consolidated basis for Wambo Open-Cut and Wambo Underground. ($ and tons in millions)

Capitalization Table

($ in millions)

Peabody was levered at ~2.2x Net Debt / LTM Adj. EBITDA (on a book basis) and had ~$860 million of liquidity at the end of Q3'20

- **During Q3'20, the Company posted $53.2 million in additional letters of credit and a AU$50 million bank guarantee to sureties and other counterparties**

Summary Capitalization

	Face Value 9/30/20	Market Price 10/7/20	Market Value 10/7/20	Debt / LTM Adj. EBITDA Face	Debt / LTM Adj. EBITDA Market	S&P/ Moody's Rating	Yield to Worst	Interest Rate	Estimated Cash Interest	Maturity
AR Securitization Facility	$60	NA	$60			NA	NA	L+150	$2	Apr-22
$565mm Revolving Credit Facility	230	NA	230			CCC+ / B3	NA	L+300	18	Sep-23
First Lien Term Loan due 2025	391	41.0%	160			CCC+ / B3	25.8%	L+275	12	Mar-25
6.000% Senior Secured Notes due 2022	459	52.0%	239			CCC+ / B3	59.7%	6.000%	28	Mar-22
6.375% Senior Secured Notes due 2025	500	38.4%	192			CCC+ / B3	34.5%	6.375%	32	Mar-25
Total First Lien Debt	**$1,640**		**$881**	**4.3x**	**2.3x**				**$91**	
Finance Lease Liabilities	8	NA	8			NA	NA	Various	NA	Various
Total Debt	**$1,648**		**$889**	**4.3x**	**2.3x**				**$91**	
Market Capitalization		$2.07	202							
Total Capitalization	**$1,648**		**$1,091**							

Liquidity (As of 9/30/20)	
Cash & Cash Equivalents	$814
(+) RCF Excess Availability	335
(+) A/R Securitization Availability	44
(-) L/Cs Outstanding	(333)
Total Liquidity	**$859**

Source: Bloomberg and Company filings.

9

Situation Overview and Q2'20 Update

Peabody

Peabody's second quarter 2020 was marked by challenging seaborne and domestic market conditions that materially weighed on results and exacerbated issues of declining liquidity, increasing leverage, and refinancing risk with stressed securities prices

- **Peabody reported Q2'20 earnings results on August 5, 2020, including revenues of $627 million, net loss attributable to common stockholders of $1.5 billion, and Adjusted EBITDA of $23 million**
- **While the Company continued to improve its surface operations and reduce costs per ton—even as volumes dropped—the global economic disruption associated with the COVID-19 pandemic and lower demand in the U.S. domestic market drove revenues and profitability meaningfully down in the quarter**
  - Seaborne revenues declined $258 million year-over-year due to lower met volumes and depressed met and thermal coal prices, as the COVID-19 pandemic significantly disrupted seaborne demand
  - U.S. thermal revenues declined $234 million year-over-year due to the closure of Kayenta and persistently low natural gas prices that further pressured and accelerated the decline in domestic coal demand
- **Peabody ended the quarter with $926 million of liquidity, down $263 million from Q1'20 due to (i) negative cash flow from operations and (ii) increased collateral calls from sureties**
  - Peabody posted ~$135 million of additional collateral to sureties YTD (~$77 million in Q2'20) and currently has hundreds of millions of dollars in additional outstanding requests from sureties
- **In light of the increasing collateral requests and the continued challenging market environment, Peabody began to evaluate various strategic financing alternatives to address near- and medium-term uncertainty**
  - On August 4, 2020, the Company designated the Wilpinjong mine and its related legal entities as unrestricted subsidiaries with the objective of consummating a debt-for-debt exchange, as discussed further herein
  - Additionally, the Company contributed $100 million of cash to the group of entities that was later designated as unrestricted in connection with the drop-down transaction

Q2'20 Financial Results

	3 months ending		
	Jun-20	**Jun-19**	**Change**
Tons Sold	28.3	39.4	(11.1)
Revenues	$627	$1,149	($522)
SG&A	25	39	(14)
Net Income	(1,544)	37	(1,581)
Capex	55	61	(7)
Adjusted EBITDA:			
Seaborne Thermal	$28	$74	($47)
Seaborne Met	(36)	57	(94)
Powder River Basin	39	40	(1)
Other U.S. Thermal	33	83	(50)
Other	(40)	(25)	(15)
Adjusted EBITDA	**$23**	**$230**	**($207)**
Free Cash Flow	**($127)**	**$154**	**($280)**

Liquidity

	3 months ending		
Liquidity Source	**Jun-20**	**Mar-20**	**Change**
Unrestr. Cash & Cash Equiv.	$849	$683	$166
RCF Availability	67	493	(426)
ARS Availability	11	13	(2)
Total Liquidity	**$926**	**$1,189**	**($263)**

10

Summary of Near-Term Challenges The global economic disruption from the COVID-19 pandemic has increased Peabody’s near-term financial challenges, including (i) tightening financial maintenance covenant headroom, (ii) the maturity of $459 million principal amount of Notes in 2022, and (iii) decreasing liquidity and increased pressure on account of collateral calls from sureties RCF Covenant Compliance Peabody is at risk of non-compliance with its 2.0x RCF First Lien Leverage covenant later this year due to the negative impact on EBITDA associated with the COVID-19 pandemic, continued secular pressures on domestic coal pricing and demand, and depressed seaborne pricing, among other factors Maturity Runway The Company faces the maturity of $459 million principal amount of 2022 Notes in March 2022 Additionally, $540 million of RCF Commitments have a springing maturity to September 2021 if the 2022 Notes are not repaid in full at that time Surety Collateral Demands Peabody has received considerable collateral requests from sureties due to increased uncertainty from tightening covenant headroom and approaching maturities, as highlighted by the recent credit rating downgrades by S&P and Moody’s; a perceived failure to address either of the challenges above could lead to accelerated collateral calls which would increase the pressure on liquidity in the near-term The Company has a ~$1.6 billion surety program in place to support the performance of reclamation and certain other obligations Sureties are contractually permitted to request collateral of up to 100% of their exposure at any time Weak Q2 numbers and subsequent credit downgrades have prompted an increased volume of collateral requests as each surety provider individually seeks to de-risk its position through collateral calls At present, hundreds of millions of dollars of collateral requests remain outstanding

III.Overview of the Wilpinjong Drop-Down

“New” Corporate Structure

On August 4, 2020, using baskets in the Credit Agreement and Indentures, Peabody designated the Wilpinjong mine and its related legal entities as unrestricted subsidiaries to enhance the Company’s financial flexibility and create a path for a potential debt-for-debt exchange



Peabody Energy Corporation
Peabody Investments Corp.
$100 million of cash
PIC AU Holdings Corporation
PIC AU Holdings, LLC
PIC Acquisition Corp.
Wilpinjong
New Unrestricted Subsidiaries
Peabody International Holdings, LLC
Peabody International Investments, Inc.
~50.1%
~49.9%
Peabody Global Holdings, LLC
Peabody Investments (Gibraltar) Limited
Peabody Energy Finance Pty Ltd
Peabody Energy (Gibraltar) Limited
Peabody International (Gibraltar) Limited
Peabody Australia Holdco Pty Ltd
Peabody Energy Australia Pty Ltd
Peabody Energy Australia Coal Pty Ltd
Peabody Australia Mining Pty Ltd
Peabody Energy Australia PCI Pty Ltd
New Ausco
Peabody Holland B.V.
Peabody MCC (Gibraltar) Limited
Peabody COALSALES Pacific Pty Ltd
Key
US Corporation
US Limited Liability Company
Company organized under the laws of Gibraltar
US Entity Treated as Tax Partnership
Company organized under the laws of Australia
Company organized under the laws of the Netherlands

13

Overview of Wilpinjong

($ in millions)

Mine Overview

- **Wilpinjong is a leading thermal coal surface mine with historical and projected stable cash flows and low-cost operations, located in New South Wales, Australia**
  - Highly-efficient dozer/casting and truck and shovel operation among the largest coal mines in Australia
  - Represents the majority of the Company's Australian EBITDA and cash flow
- **Wilpinjong is one of Australia's lowest-cost coal mining operations, currently positioned in the 1st decile of the Australian thermal coal cost curve**
  - Sustainable low-cost structure underpinned by favorable strip ratios
  - Cash costs per ton projected to average low-to-mid-$20s over the next several years
- **The mine produced and sold ~14 million tons of coal in FY'18 and FY'19 and had 104 million tons of proven and probable reserves as of FY'19**
  - The ongoing Wilpinjong Extension Project increases mine life through 2030
- **Significant extension opportunity beyond 2030, with adjacent coal deposits over which Peabody currently holds surface rights, offers long-term upside potential**
- **Wilpinjong supplies both domestic Australian (~58%) and export markets (~42%)**
  - Long-term domestic contract covers the supply of ~7 – 8 million tons per annum to certain power stations (projected to decrease to ~5.5 million tons per year from 2023 onwards)
  - Export of ~6 million tons per year through either Newcastle or Port Waratah
- **The entities holding this mining complex were designated as unrestricted subsidiaries under the Credit Agreement and Indenture on August 4, 2020**

Location



Surface/Underground
Surface
Underground
Coal Port
Rail
Australia
Gunnedah Basin
Wambo
Wilpinjong
Port Waratah/ Newcastle Infrastructure Group
Sydney Basin
Newcastle

Operational and Financial Summary



Tons Sold (Mst)
Export Tons
Domestic Tons
6.8 7.5 8.0 7.9 7.7 7.7 5.5 5.5
6.7 6.4 6.0 6.0 5.9 6.0 5.7 4.9
2017A 2018A 2019A 2020E 2021E 2022E 2023E 2024E
Pricing vs. Benchmark
Export Price per Ton
Newcastle (WoodMac)
$79.8 $96.2 $69.5 $55.3 $61.7 $70.9 $76.9 $78.9
$64.8 $73.6 $59.3 $40.0 $41.6 $45.6 $46.2 $50.2
2017A 2018A 2019A 2020E 2021E 2022E 2023E 2024E
Cash Costs ($/st)
$22.7 $22.8 $22.1 $19.9 $20.8 $22.4 $25.1 $25.6
2017A 2018A 2019A 2020E 2021E 2022E 2023E 2024E
Capex ($)
$9.9 $31.4 $21.4 $20.8 $56.8 $10.1 $14.5 $6.1
Capex increase associated with the Wilpinjong Extension Project that extends mine life to 2030
2017A 2018A 2019A 2020E 2021E 2022E 2023E 2024E

14

Australian Thermal Coal Cost Curve Wilpinjong is a premier seaborne thermal coal mine (with significant domestic sales) currently positioned in the 1st decile of the Australian thermal coal cost curve Australian Thermal Coal Cost Curve — Total Cash (USD/st, includes transportation costs) Wilpinjong 1st Decile 2nd Decile 3rd Decile 4th Decile 5th Decile 6th Decile 7th Decile 8th Decile 9th Decile 10th Decile (tons in millions) Source:Wood Mackenzie.

Wilpinjong — Mining Equipment Type Description Count Major HME CAT 6060 Excavator 1 Liebherr 9400 Excavator 1 Liebherr 9350 Excavator 4 CAT994H Loaders 2 MT4400 Haul Trucks 6 CAT793 Haul Trucks 5 CAT789 Haul Trucks 19 CAT-D11 Dozers (Prim Dozer Push) 12 Atlas Copco (D65) Hammer Drill 2 Atlas Copco Rotary Drill (Pit Viper 235 ) 2 Ancillary Equipment CAT-D11 Dozers (CHPP) 1 CAT-D10 Dozers 1 CAT-24 Grader 4 CAT-16M Grader 2 CAT-14H Grader 6 Haulmax-3900 Service Cart 5 CAT785 Watercarts 19 CAT845G Wheel Dozer 12 Hitachi-1200 Excavator 2 Liebherr 9250 Excavator 2 Komatsu WA600 Loader 1 Komatsu WA500 Loader 1 Haulmax-3900 Float 4 Sliepner Excavator transported 2 Haulmax-3900 Service Cart (parked-up) 6

Wilpinjong — Financial Summary ($ in millions) The tables below summarize Wilpinjong’s pro forma financials over the last four fiscal quarters Financials adjusted pro forma for the management services agreement with Peabody and related costs Pro Forma & Other Adjustments include realized exchange rate gains / losses and costs related to the Wilpinjong management services agreements. Current Liabilities include (i) trade payables, (ii) non-trade payables, (iii) salaries, payroll taxes, long service leave, vacations and other work-related liabilities, (iv) accrued royalties, (v) accrued rail and port charges, and (vi) current portions of ARO liabilities and operating lease obligations, among other items. Reflects GAAP accounting procedures related to differences in book and tax bases of certain assets and liabilities. Includes Asset Retirement Obligations. Includes certain non-current operating lease liabilities. 1 2 3 2 4 5 2

IV.Business Update & Financial Forecast

Global Customer Base Note: The Company attributes revenue to individual regions based on the location of the physical delivery of the coal. Revenue breakdown for FY’19. Peabody serves a broad global customer base and generates nearly half of its revenue from outside of the U.S.

Supply and Demand Dynamics — COVID-19 Impact

Peabody


Total U.S. generation mix down 2% Aug. YTD; coal generation down 24%, while natural gas and subsidized renewables gain share
European demand remains weak following COVID-related shutdowns
China net importer of steel for first time in 11 years in June; Heightened import restriction risk weighing on market
Slower economic activity in India suppresses coal demand, total coal imports down ~30Mt August YTD
Recent uptick in U.S. natural gas prices could provide more favorable backdrop for coal
Indonesia thermal coal exports down 27Mt July YTD
Australian met exports down 10Mt July YTD consistent with weaker demand due to COVID-19

Note: Data as of August 5, 2020.

20

Key Operating Initiatives The global market uncertainty requires Peabody to further improve its operating performance, ensuring it has a scalable cost structure. Key initiatives include: Progressing cost repositioning program to counter impacts of reduced demand / low pricing Reduced ~25% of workforce over past 18 months Focusing on cash preservation and operational liquidity Capex, SG&A reduced to $200M & $110M Advancing several commercial processes, including options for North Goonyella Exploring and evaluating various strategic financing alternatives to enhance financial flexibility

ESG Approach Commitment to environmental, social and governance (“ESG”) practices underpins activities and shapes long-term strategy, with an ESG approach centered on: Minimizing the environmental footprint of our operations Begin with a deep appreciation and understanding for land and communities where Peabody operates Strive to maximize resource recovery and conserve energy; brings co-benefits of reducing costs and lowering emissions Work to reduce water use and waste and apply recycling programs Progressively restore, monitor and maintain areas disturbed by mining Participation in focused research, projects and partnerships to advance low-emissions technologies Providing substantial benefits to society Peabody products fuel baseload electricity for emerging and developed countries; create steel needed to build foundational infrastructure Committed to safety as a way of life and support UN Sustainable Development Goals and UN Global Compact Seek a workforce comprised of diverse backgrounds, thoughts and experiences Foster inclusive workplace and invest in employees through competitive total rewards and development opportunities Provide significant direct / indirect economic benefits Ensuring strategies/activities serve interests of stakeholders Focus on strong corporate governance practices Management compensation based on safety, FCF per share, Adjusted EBITDA, ROIC, TSR, and environmental performance Apply robust enterprise risk management process at all levels of organization Participate constructively in political process and provide recommendations to policymakers on global energy, environment and economic matters Commit to transparency and disclosures; participate in ongoing communication with key stakeholders 1 2 3

Financial Forecast — RemainCo (Tons and $ in millions) Note:Q3’20 financials include Wilpinjong’s results prior to its designation as an unrestricted subsidiary (July 2020). 2020 PRB pricing and 2020–2024 Midwest pricing reflect weighted-average pricing across all mines/products in the PRB and Midwest (committed and uncommitted). Excludes Middlemount tons sold. Pricing & Production Assumptions Set forth below are summaries of RemainCo’s financial projections through FY’21 and the underlying key assumptions for the forecast Q3’20E projections reflect preliminary results and are subject to change Summary Projections

Financial Forecast — U-Sub ($ in millions) Wilpinjong is projected to generate positive free cash flow through FY’24 and has the ability to support structurally senior debt issued at the unrestricted subsidiary level in an exchange for existing Peabody debt Q3’20E projections reflect preliminary results and are subject to change Projections do not include any debt incurred at Wilpinjong parent company in connection with an exchange transaction Note:Q3’20 financials reflect Wilpinjong’s results after its designation as an unrestricted subsidiary (August and September 2020).

V.Proposed Transaction

Pro Forma Corporate Structure



New Notes
New Extended Maturity Notes due 2025
Existing Debt
Revolving Credit Facility
First Lien Term Loan due 2025
6.000% Senior Notes due 2022
6.375% Senior Notes due 2025
Peabody Energy Corporation
Peabody Investments Corp.
PIC AU Holdings Corporation
PIC AU Holdings, LLC
$175mm New Structurally Senior Term Loan due 2025
$175mm New Structurally Senior Notes due 2025
PIC Acquisition Corp.
Wilpinjong
Peabody International Holdings, LLC
Peabody International Investments, Inc.
~50.1%
~49.9%
Peabody Global Holdings, LLC
Peabody Investments (Gibraltar) Limited
Peabody Energy Finance Pty Ltd
Peabody Energy (Gibraltar) Limited
Peabody International (Gibraltar) Limited
Peabody Australia Holdco Pty Ltd
Peabody Energy Australia Pty Ltd
Peabody Holland B.V.
Peabody MCC (Gibraltar) Limited
Peabody Energy Australia Coal Pty Ltd
Peabody Australia Mining Pty Ltd
Peabody Energy Australia PCI Pty Ltd
New Ausco
Peabody COALSALES Pacific Pty Ltd

26

Sources & Uses and Pro Forma Capitalization Selected Commentary Participating RCF Lenders exchange the current $540 million1 of RCF commitments for $175 million of New Structurally Senior Term Loans and $319 million of RCF commitments with an extended 2025 maturity $459 million of 2022 Notes exchange for: $175 million of New Structurally Senior Notes $240 million of New Extended Maturity Notes due March 2025 Set forth below are the illustrative sources and uses and capitalization pro forma for the proposed Transaction Assumes 100% participation of 2022 Noteholders Excludes $25 million of the $565 million of RCF commitments that will expire in November 2020.

Projected Pro Forma Financials

($ in millions)

Liquidity Rollforward										
	RemainCo				U-Sub					
	FY'20E		Annual		FY'20E		Annual			
	Closing	Q4'20E	FY'21E	FY'22E	Closing	Q4'20E	FY'21E	FY'22E	FY'23E	FY'24E
Short Tons Sold (millions)		30.2	117.5	110.4		3.7	13.6	13.7	11.2	10.4
Revenue		**$658**	**$2,536**	**$2,443**		**$101**	**$392**	**$452**	**$387**	**$377**
Adjusted EBITDA[1]		**28**	**236**	**267**		**20**	**99**	**135**	**97**	**100**
Capital Expenditures		(46)	(191)	(107)		(5)	(57)	(10)	(14)	(6)
Cash ARO		(12)	(54)	(74)		(1)	(2)	(2)	(1)	(0)
Other[1]		20	(35)	13		11	1	(14)	(14)	(19)
Unlevered Free Cash Flow		**(10)**	**(44)**	**100**		**25**	**42**	**108**	**67**	**74**
Cash Interest		(8)	(93)	(94)		--	(26)	(25)	(22)	(20)
Free Cash Flow		**(18)**	**(138)**	**7**		**25**	**16**	**83**	**45**	**54**
Surety Collateral Contributions		100	25	25		--	--	--	--	--
Cash Posted as Collateral		--	(10)	(25)		--	--	--	--	--
RCF / ARS / Term Loan Paydown[2]		(57)	(19)	(4)		--	--	--	--	--
New Structurally Senior TL/Notes ECF[3]		--	--	--		--	(20)	(38)	(27)	(26)
Ending Cash / Liquidity[4]	**$635**	**624**	**457**	**434**	**$99**	**115**	**111**	**156**	**174**	**202**
Memo:										
Gross Debt	$1,147	$1,144	$1,126	$1,123	$350	$350	$330	$292	$264	$238
Net Debt	512	520	669	688	251	235	219	135	90	36
LTM Adjusted EBITDA	241	78	236	267	139	110	99	135	97	100
Gross Leverage	4.8x	14.7x	4.8x	4.2x	2.5x	3.2x	3.3x	2.2x	2.7x	2.4x
Net Leverage	2.1x	6.7x	2.8x	2.6x	1.8x	2.1x	2.2x	1.0x	0.9x	0.4x

Assumes $100 million of collateral posted to sureties in Q4'20 and $25 million in FY'21 and FY'22 pursuant to the proposed Surety Resolution

1. RemainCo EBITDA includes management fees and tax sharing payments from Wilpinjong. Wilpinjong EBITDA is net of management fees and "Other" cash flows includes tax sharing payments to RemainCo.
2. Assumes the ARS and RCF facilities are paid down to provide collateral to sureties in the form of letters of credit once available capacity is exhausted. Includes $4 million of annual Term Loan amortization.
3. Assumes Wilpinjong excess cash flow sweep of 75% of levered free cash flow if Net Leverage is greater than 1.5x, 50% of levered free cash flow if Net Leverage is below 1.5x, paid in arrears at the beginning of Q4 of each year.
4. Closing illustratively assumed on October 31, 2020. Ending cash at closing for RemainCo includes ~$25 million of illustrative transaction fees and ~$56 million of ARS paydown associated with the Surety Resolution.

28

VI.Appendix

Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Non-GAAP Financial Measures (Unaudited) (cont’d)

Reconciliation of Non-GAAP Financial Measures (Unaudited) (cont’d)